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                                                                   EXHIBIT 10.14


                                    EXHIBIT F

                             MUTUAL GENERAL RELEASE

         MUTUAL GENERAL RELEASE of Larry G. Rowedder, Nancy Rowedder, Tammy Anderson, Mike Rowedder, Gina Rowedder, Jacquelyn Rowedder, and Larry
         G. Rowedder as Custodian for Jessica Anderson Under the Ohio Transfers to Minors Act (collectively, the "Rowedder Stockholders"), Michael Rutherford ("Rutherford," and collectively with the Rowedder Stockholders, the "Stockholders"), Jamita, Inc., an Ohio corporation ("Jamita") and Rutherford Learning Group, Inc., a North Carolina corporation ("RLG"), executed effective as of 11:59 p.m. on July 31, 2000.

                               STATEMENT OF FACTS

         A. Stockholders are all of the shareholders of Jamita and Rutherford is the sole shareholder of RLG.

         B. This Release is being executed and delivered in accordance with Sections 7.13 and 8.9 of the Agreement and Plan of Stock Purchase (the "Agreement") by and among Compass Knowledge Holdings, Inc., a Nevada corporation ("CKHI"), Compass Acquisition Corp., a Florida corporation ("Acquisition Corp."), Jamita and the Stockholders dated as of the date hereof.

         C. All terms not defined in this Release shall have the meanings ascribed to such terms in the Agreement.

         D. For good and valuable consideration, including without limitation, the consideration described in the Agreement, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Stockholders, Jamita and RLG agree as follows:

                                    AGREEMENT

         1. The parties hereto acknowledge that their execution and delivery of this Release is a condition to the other parties' obligations to consummate the Agreement and that such other parties are relying on this Release in consummating such transaction.

         2. Each of the Stockholders, on behalf of himself or herself and his or her successors, heirs, executors, administrators, representatives, affiliates, agents and assigns, fully and unconditionally forever releases and discharges Jamita, RLG, CKHI, the Acquisition Corp., and all of the other Stockholders and their successors, assigns, affiliates and subsidiaries




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                  and, when acting in their capacities as such, each of their respective officers, directors, employees, counsel, agents, shareholders, and members, in each case past, current, or as they may exist at any time after this date, and each person (a "Control Person"), if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended (collectively, the "Releasees"), from any and all claims, demands, manners of action, causes of action, agreements (including, without limitation, any agreement(s) among the Stockholders and Jamita and/or RLG and/or Rutherford or the former shareholders of Jamita and/or RLG), bonds, bills, contracts, controversies, agreements, promises, damages, judgments, debts or liabilities whatsoever whether known or unknown, suspected or unsuspected, both at law and in equity, which the Stockholders, or their heirs, executors, administrators, representatives, affiliates, agents, successors or assigns, now has, has ever had or may hereafter have against the respective Releasees arising out of any matter, cause or event occurring contemporaneously with or prior to the date hereof arising with respect to Jamita and/or RLG (including their activities and assets) and the Stockholders' ownership interest therein and employment thereby, if any, including, without limitation, any agreement regarding accounts payable and/or expense reimbursements allegedly due Larry G. Rowedder and/or Michael Rutherford; PROVIDED, HOWEVER, that nothing contained herein shall operate to release any (i) obligations of CKHI or the Acquisition Corp. arising under the Agreement and the transaction documents executed in connection therewith, or any claim or cause of action against Releasees on account of or arising out of the Agreement and the transaction documents executed in connection therewith.

         3. Jamita and RLG, on behalf of themselves and their successors, assigns, affiliates and subsidiaries and, when acting in their capacities as such, each of their respective officers, directors, employees, counsel, agents, shareholders, and members, in each case past, current, or as they may exist at any time after this date, and each Control Person, fully and unconditionally forever releases and discharges the Stockholders and their successors, heirs, executors, administrators, representatives, affiliates, agents and assigns (collectively, the "Stockholder Releasees"), from any and all claims, demands, manners of action, causes of action, agreements (including, without limitation, any agreement(s) among the Stockholders and Jamita and/or RLG and/or the former



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                  shareholders of Jamita), bonds, bills, contracts,
                  controversies, agreements, promises, damages, judgments, debts or liabilities whatsoever whether known or unknown, suspected or unsuspected, both at law and in equity, which Jamita and/or RLG, or their successors, assigns, affiliates and subsidiaries and, when acting in their capacities as such, each of their respective officers, directors, employees, counsel, agents, shareholders, and members, in each case past, current, or as they may exist at any time after this date, and each Control Person, now has, or has ever had or may hereafter have against the respective Releasees arising out of any matter, cause or event occurring contemporaneously with or prior to the date hereof arising with respect to Jamita and/or RLG (including their activities and assets) and the Stockholders' ownership interest therein and employment thereby, if any, including, without limitation, any agreement regarding accounts payable and/or expense reimbursements allegedly due Larry G. Rowedder and/or Michael Rutherford; PROVIDED, HOWEVER, that nothing contained herein shall operate to release any (i) obligations of the Stockholder Releasees to CKHI and/or the Acquisition Corp. arising under the Agreement and the transaction documents executed in connection therewith, (ii) any Stockholder Releasee acting outside the scope of his duty and/or responsibility as contemplated in or by any agreement entered into between the parties, (iii) willful misconduct of any of the Stockholder Releasees, or (iv) any claim or cause of action against Stockholder Releasee to CKHI and/or the Acquisition Corp. on account of or arising out of the Agreement and the transaction documents executed in connection therewith.

         4. Except as stated in the Agreement, the parties hereto acknowledge and agree that the Stockholders (saving Rutherford) shall be solely responsible for their pro rata share (based on their respective share ownership percentages in Jamita assuming the Rowedder Stockholders owned 100% of Jamita) of the legal and accounting fees and expenses incurred on behalf of Jamita and/or the Stockholders, payable to Graydon Head & Ritchey LLP and Barnes Dennig & Co. Ltd., in connection with the transaction contemplated by the Agreement. The parties hereto further acknowledge and agree that Rutherford shall be solely responsible for any and all legal and accounting fees and expenses incurred on behalf of Rutherford and/or RLG by legal counsel and accountants of Rutherford's and/or RLG's choice in connection with the transaction contemplated by the Agreement and any other transaction with CKHI and Acquisition Corp. The parties hereto fully and unconditionally forever release and discharge the other parties hereto from any and all claims, demands, manners of action, causes of action, agreements, bonds, bills, contracts, controversies, agreements, promises, damages, judgments, debts or liabilities whatsoever whether known or unknown, suspected or unsuspected, both at law and in equity, which such party, or its successors, heirs, executors, administrators, representatives, affiliates, agents and assigns now has, has ever had or may hereafter have against the others arising with respect to such fees and expenses.

         5. The undersigned hereby irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any



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                  proceeding of any kind against any Releasee or Stockholder
                  Releasee, based upon any matter purported to be released hereby.

         6. Without in any way limiting any of the rights and remedies otherwise available to any Releasee or Stockholder Releasee, the undersigned shall indemnify and hold harmless each Releasee and Stockholder Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the undersigned, or his, her, or its heirs, personal representatives, successors, assigns, affiliates and subsidiaries and, when acting in their capacities as such, each of their respective officers, directors, employees, counsel, agents, shareholders, and members, in each case past, current, or as they may exist at any time after this date, and each Control Person, of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Releasee or Stockholder Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the undersigned, or his heirs, personal representatives, successors, assigns, affiliates and subsidiaries and, when acting in their capacities as such, each of their respective officers, directors, employees, counsel, agents, shareholders, and members, in each case past, current, or as they may exist at any time after this date, and each Control Person, against such third party of any claims or other matters purported to be released pursuant to this Release.

         7. If any immaterial provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         8. This Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Florida without regard to principles of conflicts of law.

         9. All words used in this Release will be construed to be of such gender or number as the circumstances require.

            (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)



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IN WITNESS WHEREOF, the Stockholders and Jamita have executed and delivered this
Release effective as of the date set forth above.

                                         STOCKHOLDERS:

                                         /s/ Larry G. Rowedder
                                         -------------------------------------
                                         Larry G. Rowedder

                                         /s/ Nancy Rowedder
                                         -------------------------------------
                                         Nancy Rowedder

                                         /s/ Tammy Anderson
                                         -------------------------------------
                                         Tammy Anderson

                                         /s/ Mike Rowedder
                                         -------------------------------------
                                         Mike Rowedder

                                         /s/ Gina Rowedder
                                         -------------------------------------
                                         Gina Rowedder

                                         /s/ Jacquelyn Rowedder
                                         -------------------------------------
                                         Jacquelyn Rowedder

                                         /s/ Larry G. Rowedder
                                         -------------------------------------
                                         Larry G. Rowedder as Custodian for
                                         Jessica Anderson under the Ohio
                                         Transfers to Minors Act

                                         /s/ Michael Rutherford
                                         -------------------------------------
                                         Michael Rutherford

                                        "JAMITA"

                                         JAMITA, INC.

                                         By: /s/ Larry G. Rowedder
                                            ----------------------------------

                                         "RLG"

                                          RUTHERFORD LEARNING GROUP, INC.

                                          By: /s/ Michael Rutherford
                                            ----------------------------------




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